UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 19, 2007

FRONTIER FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Washington	000-15540	91-1223535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer identification No.)

332 SW Everett Mall Way, Everett, Washington 98204
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (425) 514-0700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(a)
On January 17, 2007, George Barber informed the Board of Directors of his pending retirement effective at the conclusion of the Board meeting of Frontier Financial Corporation on March 21, 2007. Mr. Barber will continue as Director Emeritus of the Corporation upon his retirement.

(b)
On January 17, 2007, James H. Mulligan informed the Board of Directors of his pending retirement effective at the conclusion of the Board meeting of Frontier Financial Corporation on March 21, 2007. Mr. Mulligan will continue as Director Emeritus of the Corporation upon his retirement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 18, 2007

FRONTIER FINANCIAL CORPORATION

By:	/s/ John J. Dickson
John J. Dickson
Its:	President & CEO